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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549
                              ---------------------

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

       Date of Report (date of earliest event reported): January 30, 2003

                                RAYTHEON COMPANY
                                -----------------
             (Exact name of registrant as specified in its charter)


        Delaware                   1-13699                95-1778500
        --------                   -------                ----------
(State of Incorporation) (Commission File Number)      (IRS Employer
                                                   Identification Number)

                      141 Spring Street
                  Lexington, Massachusetts            02421
                  ------------------------            -----
       (Address of principal executive offices)    (Zip Code)

       Registrant's telephone number, including area code: (781) 862-6600



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Item 9.           Regulation FD Disclosure

We are filing this Form 8-K to disclose changes in the way we will report our segment results beginning in the first quarter of 2003. On August 30, 2002, we announced that we would realign our government and defense businesses into six segments. In addition, on December 19, 2002, we announced that our Commercial Electronics businesses would be reassigned to the new government and defense businesses. Raytheon Aircraft Company will continue to be reported separately. Accordingly, beginning in the first quarter of 2003, we will report our financial results in the following segments:

o        Integrated Defense Systems (IDS)
o        Intelligence and Information Systems (IIS)
o        Missile Systems (MS)
o        Network Centric Systems (NCS)
o        Space and Airborne Systems (SAS)
o        Technical Services (TS)
o        Aircraft (RAC)

Also beginning in the first quarter of 2003, we will change the way we report pension expense or income in our segment results. Statement of Financial Accounting Standards (SFAS) No. 87, Employers' Accounting for Pensions, outlines the methodology used to determine pension expense or income for financial reporting purposes, which is not necessarily indicative of the funding requirements of pension plans, which are determined by other factors. A major factor for determining pension funding requirements are Cost Accounting Standards (CAS) that proscribe the allocation to and recovery of pension costs on U.S. government contracts. We will report the difference between our SFAS No. 87 (FAS) pension expense or income and our CAS pension expense as a separate line item in our segment results called FAS/CAS Income Adjustment. Our individual segment results will now only include pension expense as determined under CAS, which can generally be recovered through the pricing of products and services to the U.S. government. Previously, our individual segment results included FAS pension expense or income, which consisted of CAS pension expense and an adjustment to reconcile CAS pension expense to FAS pension expense or income.

The following information reflects our segment results during 2001 and 2002 as though we had operated our business in the realigned structure consisting of IDS, IIS, MS, NCS, SAS, TS and RAC during those periods. In addition, the individual segment results below include pension expense as determined under CAS. Also included below is information relating to 2001 operating income in the realigned segment structure excluding goodwill amortization, which was discontinued January 1, 2002, in accordance with SFAS No. 142, Goodwill and Other Intangible Assets.

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                              2002 Segment Results

Net Sales
======================================================================
(In millions)                   Q1       Q2      Q3      Q4     Total
----------------------------------------------------------------------
Integrated Defense Systems      591     598     542     635     2,366
Intelligence and Information
   Systems                      417     457     485     528     1,887
Missile Systems                 727     729     792     790     3,038
Network Centric Systems         748     760     759     824     3,091
Space and Airborne Systems      707     798     803     935     3,243
Technical Services              528     505     556     544     2,133
Aircraft                        494     526     451     687     2,158
Corporate and Eliminations     (301)   (278)   (296)   (281)   (1,156)
----------------------------------------------------------------------
  Total                       3,911    4095   4,092   4,662    16,760
======================================================================

Operating Income
======================================================================
(In millions)                   Q1      Q2      Q3      Q4      Total
----------------------------------------------------------------------
Integrated Defense Systems      71      72      69      77       289
Intelligence and Information
   Systems                      37      42      45      56       180
Missile Systems                 94      92      96      92       374
Network Centric Systems         73      58      63      84       278
Space and Airborne Systems      85     108     109     126       428
Technical Services              35       6      36      39       116
Aircraft                       (53)     11     (11)      2       (51)
FAS/CAS Income Adjustment       52      52      53      53       210
Corporate and Eliminations     (41)     13      (5)    (37)      (70)
---------------------------------------------------------------------
  Total                        353     454     455     492     1,754
=====================================================================

Operating Cash Flow
=====================================================================
(In millions)                   Q1      Q2      Q3      Q4      Total
---------------------------------------------------------------------
Integrated Defense Systems    (123)     58      56     203       194
Intelligence and Information
   Systems                     (47)     11      46     111       121
Missile Systems               (101)      2      37     238       176
Network Centric Systems       (128)     44      49     123        88
Space and Airborne Systems     (77)    125     111      (6)      153
Technical Services              22      82      27      43       174
Aircraft                        34     (70)    (81)     68       (49)
Corporate                      214     175     156     218       763
---------------------------------------------------------------------
  Total                       (206)    427     401     998     1,620
=====================================================================

Capital Expenditures
=====================================================================
(In millions)                   Q1      Q2      Q3      Q4      Total
---------------------------------------------------------------------
Integrated Defense Systems      19      15      15      26        75
Intelligence and Information
   Systems                       7       6       5      12        30
Missile Systems                  8       9      13      16        46
Network Centric Systems         12      26      11      30        79
Space and Airborne Systems      22      31      18      51       122
Technical Services               1       4       6      10        21
Aircraft                        16      14      28      27        85
---------------------------------------------------------------------
  Total                         85     105      96     172       458
=====================================================================
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Depreciation and Amortization
=====================================================================
(In millions)                    Q1     Q2      Q3      Q4      Total
---------------------------------------------------------------------
Integrated Defense Systems      10      11      10      13        44
Intelligence and Information
    Systems                      6       7       8       7        28
Missile Systems                 11      12      12      11        46
Network Centric Systems         15      13      15      17        60
Space and Airborne Systems      14      16      18      21        69
Technical Services               3       3       3       3        12
Aircraft                        29      25      26      25       105
---------------------------------------------------------------------
  Total                         88      87      92      97       364
=====================================================================

Identifiable Assets
===================================================================
(In millions)                    Q1        Q2        Q3         Q4
-------------------------------------------------------------------
Integrated Defense Systems      1,821    1,813      1,792     1,612
Intelligence and Information
   Systems                      1,942    1,977      1,999     1,926
Missile Systems                 4,570    4,634      4,640     4,429
Network Centric Systems         3,986    3,931      3,921     3,914
Space and Airborne Systems      3,889    3,871      3,814     3,875
Technical Services              1,472    1,405      1,392     1,372
Aircraft                        3,183    2,987      2,967     3,891
Corporate                       4,780    5,072      4,004     2,333
-------------------------------------------------------------------
  Total                        25,643   25,690     24,529    23,352
===================================================================

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                               2001 Segment Results


==============================================================================
(In millions)                       Q1        Q2        Q3       Q4      Total
------------------------------------------------------------------------------
Integrated Defense Systems          568       584      539       574    2,265
Intelligence and Information        391       421      430       494    1,736
   Systems
Missile Systems                     704       718      741       738    2,901
Network Centric Systems             671       723      696       775    2,865
Space and Airborne Systems          568       686      672       812    2,738
Technical Services                  483       499      524       549    2,055
Aircraft                            638       768      449       717    2,572
Corporate and Eliminations         (251)     (302)    (296)     (266)  (1,115)
------------------------------------------------------------------------------
  Total                           3,772     4,097    3,755     4,393   16,017
==============================================================================

Operating Income
============================================================================
(In millions)                     Q1         Q2       Q3        Q4     Total
----------------------------------------------------------------------------
Integrated Defense Systems         46        56       59        77      238
Intelligence and Information       25        33       31        50      139
   Systems
Missile Systems                    57        65       63        72      257
Network Centric Systems            58        62       47        79      246
Space and Airborne Systems         66        73       98       102      339
Technical Services                 27        31       30        35      123
Aircraft                          (14)       12     (774)      (46)    (822)
FAS/CAS Income Adjustment          97        99       94        96      386
Corporate and Eliminations        (48)      (36)     (12)      (44)    (140)
----------------------------------------------------------------------------
  Total                           314       395     (364)      421      766
============================================================================

Operating Cash Flow
============================================================================
(In millions)                     Q1        Q2        Q3       Q4      Total
----------------------------------------------------------------------------
Integrated Defense Systems        19        14       22        72      127
Intelligence and Information     (86)       22       31        76       43
   Systems
Missile Systems                   37       (21)      (4)      281      293
Network Centric Systems          (57)       16       13        87       59
Space and Airborne Systems         2        60       82        71      215
Technical Services               (29)        2       13       (43)     (57)
Aircraft                        (242)      (74)    (260)      118     (458)
Corporate                        (70)       67      (10)      (71)     (84)
----------------------------------------------------------------------------
  Total                         (426)       86     (113)      591      138
============================================================================

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Capital Expenditures
===========================================================================
(In millions)                    Q1        Q2        Q3       Q4      Total
---------------------------------------------------------------------------
Integrated Defense Systems       20        19       21        29       89
Intelligence and Information     10        13       10        16       49
   Systems
Missile Systems                   4         3        7        23       37
Network Centric Systems          20        19        8        26       73
Space and Airborne Systems       14        17       26        50      107
Technical Services                1         0        1         1        3
Aircraft                         26        21       32        24      103
---------------------------------------------------------------------------
  Total                          95        92      105       169      461
===========================================================================


Depreciation and Amortization
===========================================================================
(In millions)                     Q1       Q2        Q3       Q4      Total
---------------------------------------------------------------------------
Integrated Defense Systems        18        15       19        10       62
Intelligence and Information      15        16       17        16       64
   Systems
Missile Systems                   36        36       36        35      143
Network Centric Systems           29        30       31        32      122
Space and Airborne Systems        26        30       27        39      122
Technical Services                 8         8        8         7       31
Aircraft                          32        34       32        35      133
---------------------------------------------------------------------------
  Total                          164       169      170       174      677
===========================================================================

Identifiable Assets
=================================================================
(In millions)                     Q1       Q2        Q3       Q4
-----------------------------------------------------------------
Integrated Defense Systems     1,786     1,765    1,714     1,706
Intelligence and Information   2,001     2,017    1,976     1,916
   Systems
Missile Systems                4,755     4,842    4,728     4,412
Network Centric Systems        4,041     4,155    3,939     3,904
Space and Airborne Systems     4,128     4,037    3,861     3,848
Technical Services             1,487     1,473    1,401     1,503
Aircraft                       3,377     3,404    3,181     3,126
Corporate                      3,350     3,526    4,411     4,727
-----------------------------------------------------------------
  Total                       24,925    25,219   25,211    25,142
=================================================================

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                              2001 Segment Results

Operating Income excluding
    Goodwill Amortization
======================================================================
(In millions)                    Q1      Q2      Q3       Q4     Total
----------------------------------------------------------------------
Integrated Defense Systems       51      60      64       81      256
Intelligence and Information     35      43      41       59      178
     Systems
Missile Systems                  81      90      88       97      356
Network Centric Systems          75      79      64       95      313
Space and Airborne Systems       86      92     117      121      416
Technical Services               34      37      36       41      148
Aircraft                        (12)     14    (772)(1)  (44)    (814)(1)
FAS/CAS Income Adjustment        97     100      94       96      387
Corporate and Eliminations      (48)    (36)    (11)     (45)    (140)
----------------------------------------------------------------------
  Total                         399     479    (279)     501    1,100
======================================================================




                                   SIGNATURE

                Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Dated:  January 30, 2003


                                  RAYTHEON COMPANY

                                  By: /s/ John W. Kapples
                                          John W. Kapples
                                 Vice President and Secretary